EXHIBIT 99.3

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2010 CONSOLIDATED CONDENSED STATEMENT OF EARNINGS (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010

Net revenue	$31,177	$30,849	$30,729	$33,278	$126,033	$31,177	$30,849	$30,729	$33,278	$126,033	$-	$-	$-	$-	$-

Costs and expenses:(a)
Cost of sales	24,002	23,542	23,340	24,968	95,852	24,027	23,569	23,365	24,995	95,956	(25)	(27)	(25)	(27)	(104)
Research and development	681	722	742	814	2,959	681	722	742	814	2,959	-	-	-	-	-
Selling, general and administrative	2,992	3,123	3,216	3,491	12,822	2,967	3,096	3,191	3,464	12,718	25	27	25	27	104
Amortization of purchased intangible assets	330	347	383	424	1,484	330	347	383	424	1,484	-	-	-	-	-
Restructuring charges	131	180	598	235	1,144	131	180	598	235	1,144	-	-	-	-	-
Acquisition-related charges	38	77	127	51	293	38	77	127	51	293	-	-	-	-	-
Total costs and expenses	28,174	27,991	28,406	29,983	114,554	28,174	27,991	28,406	29,983	114,554	-	-	-	-	-

Earnings from operations	3,003	2,858	2,323	3,295	11,479	3,003	2,858	2,323	3,295	11,479	-	-	-	-	-

Interest and other, net	(199)	(91)	(134)	(81)	(505)	(199)	(91)	(134)	(81)	(505)	-	-	-	-	-

Earnings before taxes	2,804	2,767	2,189	3,214	10,974	2,804	2,767	2,189	3,214	10,974	-	-	-	-	-

Provision for taxes	554	567	416	676	2,213	554	567	416	676	2,213	-	-	-	-	-

Net earnings	$2,250	$2,200	$1,773	$2,538	$8,761	$2,250	$2,200	$1,773	$2,538	$8,761	$-	$-	$-	$-	$-

(a)
In connection with organizational realignments implemented in the first quarter of fiscal 2012, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2011 CONSOLIDATED CONDENSED STATEMENT OF EARNINGS (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011

Net revenue	$32,302	$31,632	$31,189	$32,122	$127,245	$32,302	$31,632	$31,189	$32,122	$127,245	$-	$-	$-	$-	$-

Costs and expenses:(a)
Cost of sales	24,381	23,832	23,901	25,304	97,418	24,408	23,860	23,929	25,332	97,529	(27)	(28)	(28)	(28)	(111)
Research and development	798	815	812	829	3,254	798	815	812	829	3,254	-	-	-	-	-
Selling, general and administrative	3,117	3,425	3,430	3,605	13,577	3,090	3,397	3,402	3,577	13,466	27	28	28	28	111
Amortization of purchased intangible assets	425	413	358	411	1,607	425	413	358	411	1,607	-	-	-	-	-
Restructuring charges	158	158	150	179	645	158	158	150	179	645	-	-	-	-	-
Acquisition-related charges	29	21	18	114	182	29	21	18	114	182	-	-	-	-	-
Impairment of goodwill and purchased intangible assets	-	-	-	885	885	-	-	-	885	885	-	-	-	-	-

Total costs and expenses	28,908	28,664	28,669	31,327	117,568	28,908	28,664	28,669	31,327	117,568	-	-	-	-	-

Earnings from operations	3,394	2,968	2,520	795	9,677	3,394	2,968	2,520	795	9,677	-	-	-	-	-

Interest and other, net	(97)	(76)	(121)	(401)	(695)	(97)	(76)	(121)	(401)	(695)	-	-	-	-	-

Earnings before taxes	3,297	2,892	2,399	394	8,982	3,297	2,892	2,399	394	8,982	-	-	-	-	-

Provision for taxes	692	588	473	155	1,908	692	588	473	155	1,908	-	-	-	-	-

Net earnings	$2,605	$2,304	$1,926	$239	$7,074	$2,605	$2,304	$1,926	$239	$7,074	$-	$-	$-	$-	$-

(a)
In connection with organizational realignments implemented in the first quarter of fiscal 2012, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2010 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

REVISED AMOUNTS
Three months ended				Twelve months ended
Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010

Net revenue: (a)

Personal Systems Group	$10,584		$9,956		$9,918		$10,283		$40,741
Services	8,704		8,783		8,718		9,071		35,276
Imaging and Printing Group	6,317		6,494		6,267		7,098		26,176
Enterprise Servers, Storage and Networking	4,610		4,810		4,976		5,850		20,246
Software	656		674		688		794		2,812
HP Financial Services	719		755		764		809		3,047
Corporate Investments	42		33		46		93		214
Total segments	31,632		31,505		31,377		33,998		128,512

Elimination of intersegment net revenue and other	(455)		(656)		(648)		(720)		(2,479)

Total HP consolidated net revenue	$31,177		$30,849		$30,729		$33,278		$126,033

Earnings from operations: (a)		OP%		OP%		OP%		OP%		OP%

Personal Systems Group	$530	5.0%	$465	4.7%	$469	4.7%	$568	5.5%	$2,032	5.0%
Services	1,399	16.1%	1,417	16.1%	1,392	16.0%	1,506	16.6%	5,714	16.2%
Imaging and Printing Group	1,029	16.3%	1,079	16.6%	1,032	16.5%	1,217	17.1%	4,357	16.6%
Enterprise Servers, Storage and Networking	607	13.2%	635	13.2%	689	13.8%	883	15.1%	2,814	13.9%
Software	171	26.1%	154	22.8%	197	28.6%	265	33.4%	787	28.0%
HP Financial Services	67	9.3%	69	9.1%	72	9.4%	73	9.0%	281	9.2%
Corporate Investments	(50)	-119.0%	(60)	-181.8%	(89)	-193.5%	(159)	-171.0%	(358)	-167.3%
Total segments	3,753		3,759		3,762		4,353		15,627

Corporate and unallocated costs and eliminations	(88)		(112)		(175)		(239)		(614)
Unallocated costs related to stock-based compensation expense	(163)		(185)		(156)		(109)		(613)
Amortization of purchased intangible assets	(330)		(347)		(383)		(424)		(1,484)
Restructuring charges	(131)		(180)		(598)		(235)		(1,144)
Acquisition-related charges	(38)		(77)		(127)		(51)		(293)
Interest and other, net	(199)		(91)		(134)		(81)		(505)

Total HP consolidated earnings before taxes	$2,804		$2,767		$2,189		$3,214		$10,974

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010 the reclassifications resulted in the transfer of revenue and operating profit among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to the Imaging and Printing Group, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of  the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. There was no impact on the previously reported financial results for the Personal Systems Group and HP Financial Services segments.

HEWLETT-PACKARD COMPANYAND SUBSIDIARIES FISCAL 2010 SEGMENT INFORMATION (Previously reported) (Unaudited) (In millions)
AMOUNTS AS PREVIOUSLY REPORTED
Three months ended				Twelve months ended
Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010

Net revenue:

Personal Systems Group	$10,584		$9,956		$9,918		$10,283		$40,741
Services	8,790		8,842		8,772		9,125		35,529
Imaging and Printing Group	6,206		6,396		6,167		6,995		25,764
Enterprise Servers, Storage and Networking	4,610		4,837		5,021		5,888		20,356
Software	663		653		650		763		2,729
HP Financial Services	719		755		764		809		3,047
Corporate Investments	60		66		85		135		346
Total segments	31,632		31,505		31,377		33,998		128,512

Elimination of intersegment net revenue and other	(455)		(656)		(648)		(720)		(2,479)

Total HP consolidated net revenue	$31,177		$30,849		$30,729		$33,278		$126,033

Earnings from operations:		OP %		OP %		OP %		OP %		OP %

Personal Systems Group	$530	5.0%	$465	4.7%	$469	4.7%	$568	5.5%	$2,032	5.0%
Services	1,379	15.7%	1,401	15.8%	1,381	15.7%	1,500	16.4%	5,661	15.9%
Imaging and Printing Group	1,054	17.0%	1,098	17.2%	1,040	16.9%	1,220	17.4%	4,412	17.1%
Enterprise Servers,Storage and Networking	607	13.2%	624	12.9%	706	14.1%	888	15.1%	2,825	13.9%
Software	172	25.9%	167	25.6%	182	28.0%	261	34.2%	782	28.7%
HP Financial Services	67	9.3%	69	9.1%	72	9.4%	73	9.0%	281	9.2%
Corporate Investments	(56)	-93.3%	(65)	-98.5%	(88)	-103.5%	(157)	-116.3%	(366)	-105.8%
Total segments	3,753		3,759		3,762		4,353		15,627

Corporate and unallocated costs and eliminations	(88)		(112)		(175)		(239)		(614)
Unallocated costs related to stock-based compensation expense	(163)		(185)		(156)		(109)		(613)
Amortization of purchased intangible assets	(330)		(347)		(383)		(424)		(1,484)
Restructuring charges	(131)		(180)		(598)		(235)		(1,144)
Acquisition-related charges	(38)		(77)		(127)		(51)		(293)
Interest and other, net	(199)		(91)		(134)		(81)		(505)

Total HP consolidated earnings before taxes	$2,804		$2,767		$2,189		$3,214		$10,974

HEWLETT-PACKARD COMPANYAND SUBSIDIARIES FISCAL 2010 SEGMENT INFORMATION (Variance) (Unaudited) (In millions)
VARIANCE BETWEEN REVISED AND PREVIOUSLY REPORTED AMOUNTS
	Three months ended												Twelve months ended
	Jan. 31, 2010			Apr. 30, 2010			Jul. 31, 2010			Oct. 31, 2010			Oct. 31, 2010

Net revenue: (a)

Personal Systems Group	$-			$-			$-			$-			$-
Services	(86)			(59)			(54)			(54)			(253)
Imaging and Printing Group	111			98			100			103			412
Enterprise Servers, Storage and Networking	-			(27)			(45)			(38)			(110)
Software	(7)			21			38			31			83
HP Financial Services	-			-			-			-			-
Corporate Investments	(18)			(33)			(39)			(42)			(132)
Total segments	-			-			-			-			-

Elimination of intersegment net revenue and other	-			-			-			-			-

Total HP consolidated net revenue	$-			$-			$-			$-			$-

Earnings from operations: (a)		OP	%		OP	%		OP	%		OP	%		OP	%

Personal Systems Group	$-	-	pts	$-	-	pts	$-	-	pts	$-	-	pts	$-	-	pts
Services	20	0.4	pts	16	0.3	pts	11	0.3	pts	6	0.2	pts	53	0.3	pts
Imaging and Printing Group	(25)	(0.7)	pts	(19)	(0.6)	pts	(8)	(0.4)	pts	(3)	(0.3)	pts	(55)	(0.5)	pts
Enterprise Servers, Storage and Networking	-	-	pts	11	0.3	pts	(17)	(0.3)	pts	(5)	-	pts	(11)	-	pts
Software	(1)	0.2	pts	(13)	(2.8)	pts	15	0.6	pts	4	(0.8)	pts	5	(0.7)	pts
HP Financial Services	-	-	pts	-	-	pts	-	-	pts	-	-	pts	-	-	pts
Corporate Investments	6	(25.7)	pts	5	(83.3)	pts	(1)	(90.0)	pts	(2)	(54.7)	pts	8	(61.5)	pts
Total segments	-			-			-			-			-

Corporate and unallocated costs and eliminations	-			-			-			-			-
Unallocated costs related to stock-based compensation expense	-			-			-			-			-
Amortization of purchased intangible assets	-			-			-			-			-
Restructuring charges	-			-			-			-			-
Acquisition-related charges	-			-			-			-			-
Interest and other, net	-			-			-			-			-

Total HP consolidated earnings before taxes	$-			$-			$-			$-			$-

(a)	Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to the Imaging and Printing Group, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. There was no impact on the previously reported financial results for the Personal Systems Group and HP Financial Services segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2011 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

REVISED AMOUNTS
	Three months ended								Twelve months ended
	Jan. 31, 2011		Apr. 30, 2011		Jul. 31, 2011		Oct. 31, 2011		Oct. 31, 2011

Net revenue: (a)

Personal Systems Group	$10,449		$9,415		$9,592		$10,118		$39,574
Services	8,529		8,916		9,030		9,227		35,702
Imaging and Printing Group	6,731		6,843		6,183		6,419		26,176
Enterprise Servers, Storage and Networking	5,599		5,516		5,348		5,601		22,064
Software	725		797		822		1,023		3,367
HP Financial Services	827		885		932		952		3,596
Corporate Investments	62		42		235		(131)		208
Total segments	32,922		32,414		32,142		33,209		130,687

Elimination of intersegment net revenue and other	(620)		(782)		(953)		(1,087)		(3,442)

Total HP consolidated net revenue	$32,302		$31,632		$31,189		$32,122		$127,245

Earnings from operations: (a)		OP %		OP %		OP %		OP %		OP %

Personal Systems Group	$672	6.4%	$533	5.7%	$567	5.9%	$578	5.7%	$2,350	5.9%
Services	1,381	16.2%	1,372	15.4%	1,240	13.7%	1,210	13.1%	5,203	14.6%
Imaging and Printing Group	1,119	16.6%	1,136	16.6%	879	14.2%	793	12.4%	3,927	15.0%
Enterprise Servers, Storage and Networking	830	14.8%	760	13.8%	690	12.9%	717	12.8%	2,997	13.6%
Software	120	16.6%	158	19.8%	160	19.5%	284	27.8%	722	21.4%
HP Financial Services	79	9.6%	83	9.4%	88	9.4%	98	10.3%	348	9.7%
Corporate Investments	(178)	-287.1%	(199)	-473.8%	(334)	-142.1%	(908)	693.1%	(1,619)	-778.4%
Total segments	4,023		3,843		3,290		2,772		13,928

Corporate and unallocated costs, gains and eliminations	149		(153)		(114)		(196)		(314)
Unallocated costs related to stock-based compensation expense	(166)		(130)		(130)		(192)		(618)
Amortization of purchased intangible assets	(425)		(413)		(358)		(411)		(1,607)
Restructuring charges	(158)		(158)		(150)		(179)		(645)
Acquisition-related charges	(29)		(21)		(18)		(114)		(182)
Impairment of goodwill and purchased intangible assets	-		-		-		(885)		(885)
Interest and other, net	(97)		(76)		(121)		(401)		(695)

Total HP consolidated earnings before taxes	$3,297		$2,892		$2,399		$394		$8,982

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2011, the reclassifications resulted in the transfer of revenue and operating profit among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to the Imaging and Printing Group, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of  the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. There was no impact on the previously reported financial results for the Personal Systems Group and HP Financial Services segments.

HEWLETT-PACKARD COMPANYAND SUBSIDIARIES FISCAL 2011 SEGMENT INFORMATION (Previously reported) (Unaudited) (In millions)
AMOUNTS AS PREVIOUSLY REPORTED
	Three months ended								Twelve months ended
	Jan. 31, 2011		Apr. 30, 2011		Jul. 31, 2011		Oct. 31, 2011		Oct. 31, 2011

Net revenue:

Personal Systems Group	$10,449		$9,415		$9,592		$10,118		$39,574
Services	8,607		8,977		9,089		9,281		35,954
Imaging and Printing Group	6,630		6,745		6,087		6,321		25,783
Enterprise Servers, Storage and Networking	5,634		5,556		5,396		5,655		22,241
Software	697		764		780		976		3,217
HP Financial Services	827		885		932		952		3,596
Corporate Investments	78		72		266		(94)		322
Total segments	32,922		32,414		32,142		33,209		130,687

Elimination of intersegment net revenue and other	(620)		(782)		(953)		(1,087)		(3,442)

Total HP consolidated net revenue	$32,302		$31,632		$31,189		$32,122		$127,245

Earnings from operations:		OP %		OP %		OP %		OP		OP %

Personal Systems Group	$672	6.4%	$533	5.7%	$567	5.9%	$578	5.7%	$2,350	5.9%
Services	1,375	16.0%	1,361	15.2%	1,225	13.5%	1,188	12.8%	5,149	14.3%
Imaging and Printing Group	1,129	17.0%	1,144	17.0%	892	14.7%	808	12.8%	3,973	15.4%
Enterprise Servers, Storage and Networking	828	14.7%	766	13.8%	699	13.0%	733	13.0%	3,026	13.6%
Software	123	17.6%	154	20.2%	151	19.4%	270	27.7%	698	21.7%
HP Financial Services	79	9.6%	83	9.4%	88	9.4%	98	10.3%	348	9.7%
Corporate Investments	(183)	-234.6%	(198)	-275.0%	(332)	-124.8%	(903)	960.6%	(1,616)	-501.9%
Total segments	4,023		3,843		3,290		2,772		13,928

Corporate and unallocated costs, gains and eliminations	149		(153)		(114)		(196)		(314)
Unallocated costs related to stock-based compensation expense	(166)		(130)		(130)		(192)		(618)
Amortization of purchased intangible assets	(425)		(413)		(358)		(411)		(1,607)
Restructuring charges	(158)		(158)		(150)		(179)		(645)
Acquisition-related charges	(29)		(21)		(18)		(114)		(182)
Impairment of goodwill and purchased intangible assets	-		-		-		(885)		(885)
Interest and other, net	(97)		(76)		(121)		(401)		(695)

Total HP consolidated earnings before taxes	$3,297		$2,892		$2,399		$394		$8,982

HEWLETT-PACKARD COMPANYAND SUBSIDIARIES FISCAL 2011 SEGMENT INFORMATION (Variance) (Unaudited) (In millions)
VARIANCE BETWEEN REVISED AND PREVIOUSLY REPORTED AMOUNTS
	Three months ended												Twelve months ended
	Jan. 31, 2011			Apr. 30, 2011			Jul. 31, 2011			Oct. 31, 2011			Oct. 31, 2011

Net revenue: (a)

Personal Systems Group	$-			$-			$-			$-			$-
Services	(78)			(61)			(59)			(54)			(252)
Imaging and Printing Group	101			98			96			98			393
Enterprise Servers, Storage and Networking	(35)			(40)			(48)			(54)			(177)
Software	28			33			42			47			150
HP Financial Services	-			-			-			-			-
Corporate Investments	(16)			(30)			(31)			(37)			(114)
Total segments	-			-			-			-			-

Elimination of intersegment net revenue and other	-			-			-			-			-

Total HP consolidated net revenue	$-			$-			$-			$-			$-

Earnings from operations: (a)		OP	%		OP	%		OP	%		OP	%		OP	%

Personal Systems Group	$-	-	pts	$-	-	pts	$-	-	pts	$-	-	pts	$-	-	pts
Services	6	0.2	pts	11	0.2	pts	15	0.2	pts	22	0.3	pts	54	0.3	pts
Imaging and Printing Group	(10)	(0.4)	pts	(8)	(0.4)	pts	(13)	(0.5)	pts	(15)	(0.4)	pts	(46)	(0.4)	pts
Enterprise Servers, Storage and Networking	2	0.1	pts	(6)	-	pts	(9)	(0.1)	pts	(16)	(0.2)	pts	(29)	-	pts
Software	(3)	(1.0)	pts	4	(0.4)	pts	9	0.1	pts	14	0.1	pts	24	(0.3)	pts
HP Financial Services	-	-	pts	-	-	pts	-	-	pts	-	-	pts	-	-	pts
Corporate Investments	5	(52.5)	pts	(1)	(198.8)	pts	(2)	(17.3)	pts	(5)	(267.5)	pts	(3)	(276.5)	pts
Total segments	-			-			-			-			-
Corporate and unallocated costs, gains and eliminations	-			-			-			-			-
Unallocated costs related to stock-based compensation expense	-			-			-			-			-
Amortization of purchased intangible assets	-			-			-			-			-
Restructuring charges	-			-			-			-			-
Acquisition-related charges	-			-			-			-			-
Impairment of goodwill and purchased intangible assets	-			-			-			-			-
Interest and other, net	-			-			-			-			-

Total HP consolidated earnings before taxes	$-			$-			$-			$-			$-

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2011, the reclassifications resulted in the transfer of revenue and operating profit among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and  Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to the Imaging and Printing Group, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of  the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. There was no impact on the previously reported financial results for the Personal Systems Group and HP Financial Services segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2010 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010

Net revenue: (a)
Personal Systems Group
Notebooks	$6,138	$5,527	$5,314	$5,623	$22,602	$6,138	$5,527	$5,314	$5,623	22,602	$-	$-	$-	$-	$-
Desktops	3,853	3,797	3,941	3,928	15,519	3,853	3,797	3,941	3,928	15,519	-	-	-	-	-
Workstations	375	423	459	529	1,786	375	423	459	529	1,786	-	-	-	-	-
Other	218	209	204	203	834	218	209	204	203	834	-	-	-	-	-
Total Personal Systems Group	10,584	9,956	9,918	10,283	40,741	10,584	9,956	9,918	10,283	40,741	-	-	-	-	-

Services (b)
Infrastructure Technology Outsourcing	3,683	3,728	3,706	3,857	14,974	3,675	3,724	3,692	3,851	14,942	8	4	14	6	32
Technology Services	2,532	2,569	2,524	2,645	10,270	2,631	2,652	2,611	2,733	10,627	(99)	(83)	(87)	(88)	(357)
Application and Business Services	2,489	2,486	2,488	2,569	10,032	-	-	-	-	-	2,489	2,486	2,488	2,569	10,032
Application Services	-	-	-	-	-	1,681	1,684	1,664	1,763	6,792	(1,681)	(1,684)	(1,664)	(1,763)	(6,792)
Business Process Outsourcing	-	-	-	-	-	734	716	727	695	2,872	(734)	(716)	(727)	(695)	(2,872)
Other	-	-	-	-	-	69	66	78	83	296	(69)	(66)	(78)	(83)	(296)
Total Services	8,704	8,783	8,718	9,071	35,276	8,790	8,842	8,772	9,125	35,529	(86)	(59)	(54)	(54)	(253)

Imaging and Printing Group
Supplies	4,081	4,331	4,130	4,707	17,249	4,081	4,331	4,130	4,707	17,249	-	-	-	-	-
Commercial Hardware	1,402	1,446	1,489	1,644	5,981	1,291	1,348	1,389	1,541	5,569	111	98	100	103	412
Consumer Hardware	834	717	648	747	2,946	834	717	648	747	2,946	-	-	-	-	-
Total Imaging and Printing Group	6,317	6,494	6,267	7,098	26,176	6,206	6,396	6,167	6,995	25,764	111	98	100	103	412

Enterprise Servers, Storage and Networking
Industry Standard Servers	2,946	3,056	3,042	3,530	12,574	2,946	3,056	3,042	3,530	12,574	-	-	-	-	-
Storage	889	948	904	1,044	3,785	889	948	904	1,044	3,785	-	-	-	-	-
Business Critical Systems	556	538	503	695	2,292	556	538	503	695	2,292	-	-	-	-	-
Networking	219	268	527	581	1,595	219	295	572	619	1,705	-	(27)	(45)	(38)	(110)
Total Enterprise Servers, Storage and Networking	4,610	4,810	4,976	5,850	20,246	4,610	4,837	5,021	5,888	20,356	-	(27)	(45)	(38)	(110)

Software	656	674	688	794	2,812	663	653	650	763	2,729	(7)	21	38	31	83

HP Financial Services	719	755	764	809	3,047	719	755	764	809	3,047	-	-	-	-	-

Corporate Investments	42	33	46	93	214	60	66	85	135	346	(18)	(33)	(39)	(42)	(132)
Total segments	31,632	31,505	31,377	33,998	128,512	31,632	31,505	31,377	33,998	128,512	-	-	-	-	-

Elimination of intersegment net revenue and other	(455)	(656)	(648)	(720)	(2,479)	(455)	(656)	(648)	(720)	(2,479)	-	-	-	-	-

Total HP consolidated net revenue	$31,177	$30,849	$30,729	$33,278	$126,033	$31,177	$30,849	$30,729	$33,278	$126,033	$-	$-	$-	$-	$-

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to the Imaging and Printing Group, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. In addition, revenue was transferred among the business units within the Services segment.There was no impact on the previously reported financial results for the Personal Systems Group and HP Financial Services segments.

(b)	The Application Services, Business Process Outsourcing and Other Services business units were consolidated into a new Application and Business Services business unit.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2011 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011

Net revenue: (a)
Personal Systems Group
Notebooks	$5,808	$5,039	$5,082	$5,390	$21,319	$5,808	$5,039	$5,082	$5,390	21,319	$-	$-	$-	$-	$-
Desktops	3,896	3,641	3,777	3,946	15,260	3,896	3,641	3,777	3,946	15,260	-	-	-	-	-
Workstations	535	541	547	593	2,216	535	541	547	593	2,216	-	-	-	-	-
Other	210	194	186	189	779	210	194	186	189	779	-	-	-	-	-
Total Personal Systems Group	10,449	9,415	9,592	10,118	39,574	10,449	9,415	9,592	10,118	39,574	-	-	-	-	-

Services (b)
Infrastructure Technology Outsourcing	3,644	3,786	3,899	3,895	15,224	3,636	3,783	3,884	3,886	15,189	8	3	15	9	35
Technology Services	2,514	2,629	2,671	2,728	10,542	2,602	2,713	2,754	2,810	10,879	(88)	(84)	(83)	(82)	(337)
Application and Business Services	2,371	2,501	2,460	2,604	9,936	-	-	-	-	-	2,371	2,501	2,460	2,604	9,936
Application Services	-	-	-	-	-	1,632	1,724	1,698	1,798	6,852	(1,632)	(1,724)	(1,698)	(1,798)	(6,852)
Business Process Outsourcing	-	-	-	-	-	658	673	658	683	2,672	(658)	(673)	(658)	(683)	(2,672)
Other	-	-	-	-	-	79	84	95	104	362	(79)	(84)	(95)	(104)	(362)
Total Services	8,529	8,916	9,030	9,227	35,702	8,607	8,977	9,089	9,281	35,954	(78)	(61)	(59)	(54)	(252)

Imaging and Printing Group
Supplies	4,358	4,612	4,143	4,041	17,154	4,358	4,612	4,143	4,041	17,154	-	-	-	-	-
Commercial Hardware	1,565	1,536	1,388	1,694	6,183	1,464	1,438	1,292	1,596	5,790	101	98	96	98	393
Consumer Hardware	808	695	652	684	2,839	808	695	652	684	2,839	-	-	-	-	-
Total Imaging and Printing Group	6,731	6,843	6,183	6,419	26,176	6,630	6,745	6,087	6,321	25,783	101	98	96	98	393

Enterprise Servers, Storage and Networking
Industry Standard Servers	3,448	3,387	3,302	3,384	13,521	3,448	3,387	3,302	3,384	13,521	-	-	-	-	-
Storage	1,012	980	976	1,088	4,056	1,012	980	976	1,088	4,056	-	-	-	-	-
Business Critical Systems	555	546	459	535	2,095	555	546	459	535	2,095	-	-	-	-	-
Networking	584	603	611	594	2,392	619	643	659	648	2,569	(35)	(40)	(48)	(54)	(177)
Total Enterprise Servers, Storage and Networking	5,599	5,516	5,348	5,601	22,064	5,634	5,556	5,396	5,655	22,241	(35)	(40)	(48)	(54)	(177)

Software	725	797	822	1,023	3,367	697	764	780	976	3,217	28	33	42	47	150

HP Financial Services	827	885	932	952	3,596	827	885	932	952	3,596	-	-	-	-	-

Corporate Investments	62	42	235	(131)	208	78	72	266	(94)	322	(16)	(30)	(31)	(37)	(114)
Total segments	32,922	32,414	32,142	33,209	130,687	32,922	32,414	32,142	33,209	130,687	-	-	-	-	-

Elimination of intersegment net revenue and other	(620)	(782)	(953)	(1,087)	(3,442)	(620)	(782)	(953)	(1,087)	(3,442)	-	-	-	-	-

Total HP consolidated net revenue	$32,302	$31,632	$31,189	$32,122	$127,245	$32,302	$31,632	$31,189	$32,122	$127,245	$-	$-	$-	$-	$-

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2011, the reclassifications resulted in the transfer of revenue among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to the Imaging and Printing Group, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. In addition, revenue was transferred among the business units within the Services segment.There was no impact on the previously reported financial results for the Personal Systems Group and HP Financial Services segments.

(b)	The Application Services, Business Process Outsourcing and Other Services business units were consolidated into a new Application and Business Services business unit.